Exhibit 99.1
KPMG LLP
Suite 700
20 Pacifica
Irvine, CA 92618-3391

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Navient Credit Funding, LLC (the “Company”) Navient Corporation
Navient Solutions, LLC Barclays Capital Inc.
BofA Securities, Inc.
J.P. Morgan Securities LLC RBC Capital Markets, LLC
(together, the “Specified Parties”)

Re: Navient Private Education Refi Loan Trust 2020-D – Data File Procedures

We have performed the procedures described below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in an electronic data file entitled “2020- D_Loan_Tape_(750mm) _Formatted.xlsx” (the “Data File”), provided by the Company on April 29, 2020, containing certain information related to 11,530 student loans (the “Student Loans”) as of April 26, 2020 (the “Cutoff Date”), which we were informed are intended to be included as collateral in the offering by Navient Private Education Refi Loan Trust 2020-D. The Company is responsible for the specified attributes identified by the Company in the Data File. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

We are independent certified public accountants with respect to the Company and its affiliates under Rule 1.200.001 of the AICPA’s Code of Professional Conduct.

Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:
•
The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise noted. Such compared information was deemed to be in agreement if differences were within the materiality threshold.

•
The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise noted. Such recomputed information was deemed to be in agreement if differences were within the materiality threshold.

•	The term “materiality threshold” means that dollar amounts, percentages, original maturity dates and first payment dates were within $1.00, 0.01%, one (1) day, and two (2) days, respectively.
•
The term “FDR System” means the Company’s internal servicing system containing certain information such as interest rate, loan status, first payment date, original loan balance, current loan balance, and original maturity date related to the Selected Student Loans (defined below).

•	The term “CARES System” means the Company’s internal servicing system containing certain information regarding the financial history of the Selected Student Loans.

•	The term “Earnest Internal Tool Account Number Page” means a screenshot containing certain information

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with KPMG
International Cooperative (“KPMG International”), a Swiss entity.

from the Company’s internal loan account overview system such as: repayment schedule, payment history, interest rate, original loan balance, etc. for the Selected Student Loans.
•
The term “Verify Report Page” means a screenshot containing certain information from the Company’s internal application verification tool such as: school type, school name, and school degree for the Selected Student Loans.

•
The term “Application Underwriting Snapshot Page” means a screenshot containing information from the Company’s internal application underwriting tool related to education degree and school name for the Selected Student Loans.

•
The term “Title IV Federal School Code List” means a listing identifying schools in the United States participating in the Title IV federal student aid programs that we were instructed by the Company to download from the “Federal Student Aid Website” (http://ifap.ed.gov/ifap/fedSchoolCodeList.jsp).

•
The term “Accredited Programs List” means a listing identifying accredited schools issued by the U.S. Department of Education’s Office of Post-secondary Education (OPE) that we were instructed by the Company to download from the “Database of Accredited Postsecondary Institutions and Programs Website” (https://ope.ed.gov/accreditation/Index.aspx).

•
The term “Loan File” means any file containing some or all of the following documents, as applicable, for each of the Selected Student Loans: Loan Agreement, Credit Report, Earnest Internal Tool Account Number Page, Verify Report Page, Application Underwriting Snapshot Page, Title IV Federal School Code List, Accredited Programs List, Amortized Payment History Schedule, and the following screens in the FDR System: #BS Screen, #BS3 Screen, #BS5 Screen, #CDS Screen, #CIS Screen, #CSS Screen, #EDH Screen, #ED2 Screen, #NM AF Screen, #NM CC Screen, #NPO Screen, and #HDI Screen. The Loan File, furnished by the Company, was represented to be either the original Loan File, a copy of the original Loan File, or electronic records contained within the FDR System, the Company’s internal loan account overview system, the Company’s internal application verification tool, or the Company’s internal application underwriting tool.

A.
We randomly selected a sample of Student Loans from the Data File, utilizing a confidence level of 95.0%, an expected error rate of 3.0%, and a maximum estimated error occurrence rate (the upper error limit) for each of the attributes not to exceed 5.0%, as instructed by the Company. The selection criteria resulted in a sample of 358 Student Loans (the “Selected Student Loans,” as listed in Exhibit A attached hereto).

B.
For each Selected Student Loan, we compared the specified attributes in the Data File to the corresponding information in the respective Loan File. The Specified Parties indicated that the absence of any of the noted documents or the inability to agree the indicated information from the Data File to the Loan File for each of the attributes identified, utilizing instructions provided by the Company (as applicable) indicated below, constituted an exception. The Loan File documents are listed in the order of priority until such attribute was agreed.

Attributes	Loan File/Company’s Instructions
Loan Number	Earnest Internal Tool Account Number Page
Loan Type	Loan Agreement, Earnest Internal Tool Account Number Page
Borrower State	Loan Agreement, the most recent state in the “Addresses” section of the Credit Report, “Activity Log” section of the Earnest Internal Tool Account Number Page

Attributes	Loan File/Company’s Instructions
Interest Rate
“INT RT” column on #EDH Screen, “INT 1%” field and “INT 2%” field in “ORIG STMT VALUES” section on #ED2 Screen, “AUTO PAY FLAG” field on #NM AF Screen, #HDI Screen for interest rate with borrower benefit related information

For Selected Student Loans without Interest Rate information in the FDR System: “Account” section of the Earnest Internal Tool Account Number Page, “Amount Financed” field in the “Overview” section of the Earnest Internal Tool Account Number Page, the rate immediately preceding the latest rate in the “Value” field in the “Variable Rate Changes” section of the Earnest Internal Tool Account Number Page

Payment Frequency
“AUTO PAY PAYMENT” field on #CSS Screen or #CDS Screen

For Selected Student Loans without Payment Frequency information in the FDR System: “Account” section of the Earnest Internal Tool Account Number Page, “Schedule” field in the “Overview” section of the Earnest Internal Tool Account Number Page

Loan Status
“CURR LOAN STAT” column on #EDH Screen and “MISC FIELD 2” column on #BS3 Screen, notation of status change on #CIS
Screen, “ORIG STMT STATUS” field on #ED2 Screen

For Selected Student Loans without Loan Status information in the FDR System: “Account” section of the Earnest Internal Tool Account Number Page, “Status” field in the “Overview” section of the Earnest Internal Tool Account Number Page

First Payment Date	“RPMT BEGIN DT” field on #EDH Screen or “1st ACTIVE DATE” field on #BS5 Screen
Original Loan Balance
“FINANCIAL INSTITUTION” field on #NM CC Screen

For Selected Student Loans without Original Loan Balance information in the FDR System: “Amount Financed” field in the “Overview” section of the Earnest Internal Tool Account Number Page, “Amount” column corresponding to the “deposit” and the “return_of_proceeds” in the “Type” column of the “Loan Transaction” section of the Earnest Internal Tool Account Number Page

Current Principal Balance
“ACCOUNT BALANCE” column on #CSS Screen, documentation of change that affects the current principal balance on #CIS Screen, “CUR BAL” field on #BS Screen, “FINANCIAL
INSTITUTION” field on #NM CC Screen, “RPMT FEE” field or “CAP INT” field on #ED2 Screen, “DISBURSEMENT” and “ADJUSTMENT” fields on #CSS Screen or #CDS Screen,
“RETRO PROCESSING” field on #ED2 Screen, “Interest Rate” field on #CSS Screen, CYCLE DATE on #EDH Screen, “PAYMENT” fields on #CSS Screen or #CDS Screen, “Principal” field in the CARES system, and instructions provided by the Company described below

Attributes	Loan File/Company’s Instructions
Original Maturity Date
“MATURITY DT” field on #EDH Screen, “METHOD OVERRIDE
END DATE” field using the “RULS MIN PAY (CP PO RM)” field on #NPO Screen, notation of status change on #CIS Screen

For Selected Student Loans without Original Maturity Date information in the FDR System: “Term” field in the “Overview” section of the Earnest Internal Tool Account Number Page, “Scheduled” column corresponding to the first “deposit” under the “Type” column in the “Loan Transaction” section of the Earnest Internal Tool Account Number Page, and instructions provided by the Company described below

School Type
“Degree” field in the “Educations” section of the Verify Report Page, “Underwritten Education Degree” field in the Application Underwriting Snapshot Page, and instructions provided by the Company described below

School Name	“Verified School Name” field in the “Educations” section of the Verify Report Page, “Underwritten Education School Name” field in the Application Underwriting Snapshot Page
School Degree	“Degree” field in the “Educations” section of the Verify Report Page, “Underwritten Education Degree” field in the Application Underwriting Snapshot Page and instructions provided by the Company below
Original FICO Score	“Score” field in the “FICO” section of the Credit Report

1.	For purposes of comparing Current Principal Balance, we were instructed by the Company to compare or recompute the Current Principal Balance as follows:

a)
Compare the “ACCOUNT BALANCE” column on the #CSS Screen or documentation of a change that affects the current principal balance on the #CIS Screen to the “UNPAID_PRINCIPAL_BALANCE” field in the Data File.

b)
In the event the “ACCOUNT BALANCE” column on the #CSS Screen or documentation of change that affects the current principal balance on the #CIS Screen did not agree to the “UNPAID_PRINCIPAL_BALANCE” field in the Data File, we were instructed by the Company to compare the amount in the “CUR BAL” field on the #BS Screen to the “UNPAID_PRINCIPAL_BALANCE” field in the Data File.

c)
In the event the “CUR BAL” field on the #BS Screen did not agree to the “UNPAID_PRINCIPAL_
BALANCE” field in the Data File, we were instructed by the Company to compare the amount in the “FINANCIAL INSTITUTION” field on the #NM CC Screen to the “UNPAID_PRINCIPAL_BALANCE” field in the Data File.

d)
In the event the “FINANCIAL INSTITUTION” field did not agree to the “UNPAID_PRINCIPAL_ BALANCE” field in the Data File, we were instructed by the Company to recompute the Current Principal Balance (the “Recomputed Current Principal Balance”), as follows:

i.
To the “ACCOUNT BALANCE” column on the #CSS Screen, add any applicable Repayment Fee (shown under the “RPMT FEE” field on the #ED2 Screen) or applicable Capitalized Interest (shown under the “CAP INT” field on the #ED2 Screen), and subtract any applicable disbursement amount (shown under the “DISBURSEMENT” field on the #CSS Screen or the #CDS Screen) or applicable adjustment (shown under the “ADJUSTMENT” field on the #CSS Screen or the #CDS Screen);

ii.
Subtract any amount indicated in the “RETRO PROCESSING” field on the #ED2 Screen and any additional principal payment applied after the Cutoff Date, identified by either (1) subtracting the recalculated accrued interest (“Interest Rate” field on the #CSS Screen multiplied by the number of days from the start of the CYCLE DATE on the #EDH Screen to the day before the date of the first Payment under the “PAYMENT” field on the #CSS Screen or the #CDS Screen, multiplied by the “ACCOUNT BALANCE” column on the #CSS Screen) from the first Payment made under the “PAYMENT” field on the #CSS Screen or the #CDS Screen, or (2) under the “Principal” field in the CARES system; and,

iii.	Subtract any principal paid amount in the “PRINCIPAL PAID” field from the Amortized Payment History Schedule after the last transaction date reflected in the #CSS Screen but before the Cutoff Date.

We compared the Recomputed Current Principal Balance to the “UNPAID_PRINCIPAL_ BALANCE” field in the Data File.

2.
For purposes of comparing Original Maturity Date for Selected Student Loan without Original Maturity Date information in the FDR System, we were instructed by the Company to recompute the Original Maturity Date (the “Recomputed Original Maturity Date”) as follows:

a)
Add the number of days in the “Term” field in the “Overview” section of Earnest Internal Tool Account Number Page to the date under the “Scheduled” column corresponding to the first “deposit” under the “Type” column in the “Loan Transaction” section of the Earnest Internal Tool Account Number Page.

b)	If the day of the date resulting from step (a) is from the 29th to the 31st, use the first day of the following month of the date identified in step (a).
We compared the Recomputed Original Maturity Date to the “original_maturity_date” field in the Data File.
3.
For purposes of comparing School Type, we were instructed by the Company to consider the School Type to be “No” (not undergraduate) if the school name in the “underwritten_education_school_name” field in the Data File indicates either (i) the underwritten school is a high school or (ii) “NULL” and the “is_parent_plus” field in the Data File indicates “Yes.”

4.
For purposes of comparing School Degree, we were instructed by the Company to consider the School Degree to be “Masters” or “MD” if the “Degree” field in the “Educations” section of the Verify Report Page or the “Underwritten Education Degree” field in the Application Underwriting Snapshot Page indicates “medical_other” or “DO,” respectively.

The information regarding the Selected Student Loans was found to be in agreement with the respective information contained in the Loan Files. There were no conclusions that resulted from the procedures.
C.
For each Selected Student Loan, we were instructed by the Company to observe whether the school name under the “underwritten_education_school_name” field in the Data File appeared on the Title IV Federal School Code List.

In the event the school name did not appear on the Title IV Federal School Code List, we were instructed by the Company to compare the U.S. Department of Education’s Office of Postsecondary Education (OPE) code under the “underwritten_ education_opeid” field in the Data File to the “SchoolCode” field in the Title

IV Federal School Code List.

In the event the OPE code did not agree, we were instructed by the Company to observe whether the school name under the “underwritten_education_ school_name” field in the Data File appeared in the “Institution_Name” field in the Accredited Programs List.

In the event the school name did not agree, we were instructed by the Company to observe whether the school name under the “underwritten_education_ school_name” field in the Data File appeared in the “Verified School Name” field in the “Educations” section of the Verify Report Page or “Underwritten Education School Name” field in the Application Underwriting Snapshot Page.

In the event the school name in the “underwritten_education_school_name” field in the Data File indicated the underwritten school was a high school or “NULL,” we were instructed by the Company to observe if the “is_parent_plus” field in the Data File indicated “Yes.” We were informed by the Company that “Yes” indicates the loan is a Parent Plus loan and that the parent’s highest achieved education was used to originate the loan. We were further informed by the Company that if the highest achieved education was high school or “NULL,” the parent did not possess a collegiate degree, and there would be no corresponding OPE code for the loan within the Title IV Federal School Code List or Accredited Programs List.

In the event the school name in the “underwritten_education_school_name” field in the Data File indicated the school was a satellite campus, but the Title IV Federal School Code List or the Accredited Programs List designation was not available at the satellite campus level, we were instructed by the Company to utilize the name of the college or university to which the satellite campus relates, for the purpose of comparing the school name in the Title IV Federal School Code List or the Accredited Programs List.

The information regarding the school name for the Selected Student Loans was found to be in agreement with the respective information contained in the Title IV Federal School Code List or the Accredited Programs List. There were no conclusions that resulted from the procedures.

The information regarding the Selected Student Loans in the Data File was found to be in agreement with the respective information appearing in the Loan Files. Based on the results of the procedures performed, there is a 95.0% confidence level that the maximum estimated error occurance rate for each of the attributes across the entire population of 11,530 Student Loans does not exceed 5.0%. Because we are not engaged to express a conclusion, we do not offer a conclusion based on the application of a sampling technique.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The procedures performed were applied based on information included in the Data File and Loan Files, and recomputation methodologies and instructions provided by the Company, without verification or evaluation of such information, methodologies or instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Student Loans, (ii) the reasonableness of the methodologies or instructions provided by the Company, (iii) the reliability or accuracy of the Loan Files which were used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Student Loans to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Student Loans being securitized, (iii) the compliance of the originator of the Student Loans with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Student Loans that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties, and is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, CA May 22, 2020

Exhibit A- The Selected Student Loans

Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*
1	2020D001	39	2020D039	77	2020D077	115	2020D115	153	2020D153
2	2020D002	40	2020D040	78	2020D078	116	2020D116	154	2020D154
3	2020D003	41	2020D041	79	2020D079	117	2020D117	155	2020D155
4	2020D004	42	2020D042	80	2020D080	118	2020D118	156	2020D156
5	2020D005	43	2020D043	81	2020D081	119	2020D119	157	2020D157
6	2020D006	44	2020D044	82	2020D082	120	2020D120	158	2020D158
7	2020D007	45	2020D045	83	2020D083	121	2020D121	159	2020D159
8	2020D008	46	2020D046	84	2020D084	122	2020D122	160	2020D160
9	2020D009	47	2020D047	85	2020D085	123	2020D123	161	2020D161
10	2020D010	48	2020D048	86	2020D086	124	2020D124	162	2020D162
11	2020D011	49	2020D049	87	2020D087	125	2020D125	163	2020D163
12	2020D012	50	2020D050	88	2020D088	126	2020D126	164	2020D164
13	2020D013	51	2020D051	89	2020D089	127	2020D127	165	2020D165
14	2020D014	52	2020D052	90	2020D090	128	2020D128	166	2020D166
15	2020D015	53	2020D053	91	2020D091	129	2020D129	167	2020D167
16	2020D016	54	2020D054	92	2020D092	130	2020D130	168	2020D168
17	2020D017	55	2020D055	93	2020D093	131	2020D131	169	2020D169
18	2020D018	56	2020D056	94	2020D094	132	2020D132	170	2020D170
19	2020D019	57	2020D057	95	2020D095	133	2020D133	171	2020D171
20	2020D020	58	2020D058	96	2020D096	134	2020D134	172	2020D172
21	2020D021	59	2020D059	97	2020D097	135	2020D135	173	2020D173
22	2020D022	60	2020D060	98	2020D098	136	2020D136	174	2020D174
23	2020D023	61	2020D061	99	2020D099	137	2020D137	175	2020D175
24	2020D024	62	2020D062	100	2020D100	138	2020D138	176	2020D176
25	2020D025	63	2020D063	101	2020D101	139	2020D139	177	2020D177
26	2020D026	64	2020D064	102	2020D102	140	2020D140	178	2020D178
27	2020D027	65	2020D065	103	2020D103	141	2020D141	179	2020D179
28	2020D028	66	2020D066	104	2020D104	142	2020D142	180	2020D180
29	2020D029	67	2020D067	105	2020D105	143	2020D143	181	2020D181
30	2020D030	68	2020D068	106	2020D106	144	2020D144	182	2020D182
31	2020D031	69	2020D069	107	2020D107	145	2020D145	183	2020D183
32	2020D032	70	2020D070	108	2020D108	146	2020D146	184	2020D184
33	2020D033	71	2020D071	109	2020D109	147	2020D147	185	2020D185
34	2020D034	72	2020D072	110	2020D110	148	2020D148	186	2020D186
35	2020D035	73	2020D073	111	2020D111	149	2020D149	187	2020D187
36	2020D036	74	2020D074	112	2020D112	150	2020D150	188	2020D188
37	2020D037	75	2020D075	113	2020D113	151	2020D151	189	2020D189
38	2020D038	76	2020D076	114	2020D114	152	2020D152	190	2020D190

(*) The Company has assigned a unique Loan ID number to each student loan in the Data File. The Student Loan Numbers referred to in

Exhibit A (cont.) - The Selected Student Loans

Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*
191	2020D191	229	2020D229	267	2020D267	305	2020D305	343	2020D343
192	2020D192	230	2020D230	268	2020D268	306	2020D306	344	2020D344
193	2020D193	231	2020D231	269	2020D269	307	2020D307	345	2020D345
194	2020D194	232	2020D232	270	2020D270	308	2020D308	346	2020D346
195	2020D195	233	2020D233	271	2020D271	309	2020D309	347	2020D347
196	2020D196	234	2020D234	272	2020D272	310	2020D310	348	2020D348
197	2020D197	235	2020D235	273	2020D273	311	2020D311	349	2020D349
198	2020D198	236	2020D236	274	2020D274	312	2020D312	350	2020D350
199	2020D199	237	2020D237	275	2020D275	313	2020D313	351	2020D351
200	2020D200	238	2020D238	276	2020D276	314	2020D314	352	2020D352
201	2020D201	239	2020D239	277	2020D277	315	2020D315	353	2020D353
202	2020D202	240	2020D240	278	2020D278	316	2020D316	354	2020D354
203	2020D203	241	2020D241	279	2020D279	317	2020D317	355	2020D355
204	2020D204	242	2020D242	280	2020D280	318	2020D318	356	2020D356
205	2020D205	243	2020D243	281	2020D281	319	2020D319	357	2020D357
206	2020D206	244	2020D244	282	2020D282	320	2020D320	358	2020D358
207	2020D207	245	2020D245	283	2020D283	321	2020D321
208	2020D208	246	2020D246	284	2020D284	322	2020D322
209	2020D209	247	2020D247	285	2020D285	323	2020D323
210	2020D210	248	2020D248	286	2020D286	324	2020D324
211	2020D211	249	2020D249	287	2020D287	325	2020D325
212	2020D212	250	2020D250	288	2020D288	326	2020D326
213	2020D213	251	2020D251	289	2020D289	327	2020D327
214	2020D214	252	2020D252	290	2020D290	328	2020D328
215	2020D215	253	2020D253	291	2020D291	329	2020D329
216	2020D216	254	2020D254	292	2020D292	330	2020D330
217	2020D217	255	2020D255	293	2020D293	331	2020D331
218	2020D218	256	2020D256	294	2020D294	332	2020D332
219	2020D219	257	2020D257	295	2020D295	333	2020D333
220	2020D220	258	2020D258	296	2020D296	334	2020D334
221	2020D221	259	2020D259	297	2020D297	335	2020D335
222	2020D222	260	2020D260	298	2020D298	336	2020D336
223	2020D223	261	2020D261	299	2020D299	337	2020D337
224	2020D224	262	2020D262	300	2020D300	338	2020D338
225	2020D225	263	2020D263	301	2020D301	339	2020D339
226	2020D226	264	2020D264	302	2020D302	340	2020D340
227	2020D227	265	2020D265	303	2020D303	341	2020D341
228	2020D228	266	2020D266	304	2020D304	342	2020D342

(*) The Company has assigned a unique Loan ID number to each student loan in the Data File. The Student Loan Numbers referred to in this Exhibit are not the Account Numbers.